SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 5, 2003

COMPUTER NETWORK TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Minnesota	0-139944	41-1356476

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6000 Nathan Lane North, Minneapolis, MN 55442

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (763) 268-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-23.1 Statement Re: Consent of Arthur Andersen
EX-23.2 Consent of Deloitte & Touche LLP
EX-99.1 Audited Consolidated Financial Statements
EX-99.2 Unaudited Financial Statements
EX-99.3 Unaudited Pro Forma Combined Financial

     This Form 8-K/A supplements Form 8-K filed on May 16, 2003 with the Securities and Exchange Commission. The Form 8-K described the acquisition by the Registrant of Inrange Technologies Corporation. Capitalized terms used but not defined herein have the meaning assigned to them in the Form 8-K.

     This Form 8-K/A contains “forward-looking statements” within the meaning of the securities laws. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control. All statements other than statements of historical facts included or incorporated by reference in this 8-K/A, including the statements regarding our strategy, future operations, financial position, estimated revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, the words “will,” “believe,” “anticipate,” “plan,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this Form 8-K/A are reasonable, we can give no assurance that these plans, intentions or expectations will be achieved. Actual results may differ materially from those stated in these forward-looking statements due to a variety of factors, including those described in Exhibit 99.1 to our Annual Report on Form 10-K and from time to time in our filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this Form 8-K/A. We assume no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are only predictions. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The cautionary statements qualify all forward-looking statements, whether attributable to us, or persons acting on our behalf.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     The following financial information is being filed in order to satisfy the financial statement information requirement for the Form 8-K filed on May 16, 2003.

     (a)  Financial Statements of Business Acquired.

Audited Financial Statements of Inrange Technologies Corporation

•	Reports of Independent Public Accountants

•	Consolidated Balance Sheets as of December 31, 2002 and 2001

•	Consolidated Statements of Operations for the years ended December 31, 2002, 2001 and 2000

•	Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2002, 2001 and 2000

•	Consolidated Statements of Cash Flows for the years ended December 31, 2002, 2001 and 2000

•	Notes to Consolidated Financial Statements

Unaudited Financial Statements of Inrange Technologies Corporation

•	Consolidated Balance Sheets as of March 31, 2003 and December 31, 2002

•	Consolidated Statement of Operations for the three months ended March 31, 2003 and 2002

•	Consolidated Statements of Cash Flows for the three months ended March 31, 2003 and 2002

•	Notes to Consolidated Financial Statements for the three months ended March 31, 2003 and 2002

     (b)  Pro Forma Financial Information.

•	Unaudited Pro Forma Combined Financial Information of Computer Network Technology Corporation and Inrange Technologies Corporation

•	Description of the Unaudited Pro Forma Combined Financial Information.

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of April 30, 2003

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•	Unaudited Pro Forma Combined Statement of Operations for the Three Months Ended April 30, 2003.

•	Unaudited Pro Forma Combined Statement of Operations for the Year Ended January 31, 2003.

•	Notes to Unaudited Pro Forma Combined Financial Information.

     (c)  Exhibits.

23.1	Statement Regarding Consent of Arthur Andersen LLP

23.2	Consent of Deloitte & Touche LLP

99.1	Audited Financial Statements of Inrange Technologies Corporation and Reports of Independent Public Accountants*

•	Reports of Independent Public Accountants

•	Consolidated Balance Sheets as of December 31, 2002 and 2001

•	Consolidated Statements of Operations for the years ended December 31, 2002, 2001 and 2000

•	Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2002, 2001 and 2000

•	Consolidated Statements of Cash Flows for the years ended December 31, 2002, 2001 and 2000

•	Notes to Consolidated Financial Statements

99.2	Unaudited Financial Statements of Inrange Technologies Corporation*

•	Consolidated Balance Sheets as of March 31, 2003 and December 31, 2002

•	Consolidated Statement of Operations for the three months ended March 31, 2003 and 2002

•	Consolidated Statements of Cash Flows for the three months ended March 31, 2003 and 2002

•	Notes to Consolidated Financial Statements for the three months ended March 31, 2003 and 2002

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99.3	Unaudited Pro Forma Combined Financial Information of Computer Network Technology Corporation and Inrange Technologies Corporation*

•	Description of the Unaudited Pro Forma Combined Financial Information.

•	Unaudited Pro Forma Combined Balance Sheet as of April 30, 2003

•	Unaudited Pro Forma Combined Statement of Operations for the Three Months Ended April 30, 2003.

•	Unaudited Pro Forma Combined Statement of Operations for the Year Ended January 31, 2003.

•	Notes to Unaudited Pro Forma Combined Financial Information.

*	Filed herewith.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2003	COMPUTER NETWORK TECHNOLOGY CORPORATION

	By	/s/ Jeffrey A. Bertelsen

Jeffrey A. Bertelsen Treasurer

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EXHIBIT INDEX

EXHIBIT	DESCRIPTION OF EXHIBIT

23.1	Statement Regarding Consent of Arthur Andersen LLP

23.2	Consent of Deloitte & Touche LLP

99.1	Audited Financial Statements of Inrange Technologies Corporation and Reports of Independent Public Accountants

•	Reports of Independent Public Accountants

•	Consolidated Balance Sheets as of December 31, 2002 and 2001

•	Consolidated Statements of Operations for the years ended December 31, 2002, 2001 and 2000

•	Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2002, 2001 and 2000

•	Consolidated Statements of Cash Flows for the years ended December 31, 2002, 2001 and 2000

•	Notes to Consolidated Financial Statements

99.2	Unaudited Financial Statements of Inrange Technologies Corporation*

•	Consolidated Balance Sheets as of March 31, 2003 and December 31, 2002

•	Consolidated Statement of Operations for the three months ended March 31, 2003 and 2002

•	Consolidated Statements of Cash Flows for the three months ended March 31, 2003 and 2002

•	Notes to Consolidated Financial Statements for the three months ended March 31, 2003 and 2002

99.3	Unaudited Pro Forma Combined Financial Information of Computer Network Technology Corporation and Inrange Technologies Corporation*

•	Description of the Unaudited Pro Forma Combined Financial Information.

•	Unaudited Pro Forma Combined Balance Sheet as of April 30, 2003

•	Unaudited Pro Forma Combined Statement of Operations for the Three Months Ended April 30, 2003.

•	Unaudited Pro Forma Combined Statement of Operations for the Year Ended January 31, 2003.

•	Notes to Unaudited Pro Forma Combined Financial Information.